UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  3/18/2011

Commission file number: 000-53632

BAKKEN RESOURCES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	26-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

 (Address of principal executive offices)

(406) 442-9444

(Registrant’s telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2011, Bakken Resources, Inc.  closed a private placement for gross proceeds $695,000 of its securities through the sale of 2,780,000 shares of its common stock at $0.25 per share, and common stock purchase warrants to purchase 1,390,000 shares of common stock  exercisable at $0.50 per share for three years from the date of sale.  The warrants are callable at $0.01 per share at any time after March 18, 2012, if the underlying shares are registered and the common stock trades for 20 consecutive trading days at an average closing sales price of $0.75 or more.

The private placement investors and amount invested is listed below:

NAME

AMOUNT INVESTED (USD)

Daning Wang

 $ 25,000

Hong Xu

 $ 75,000

Shengmei Jiang

 $ 25,000

WangXing Chen

 $ 25,000

                 Chinyao Tung, Trustee
                       Arrow Systems Consulting, Defined Benefit Plan    $ 25,000

Lijuan Ruan

 $ 30,000

Li Ping Lu

 $ 25,000

Tianjing Xiao

 $ 25,000

Zhongkui Yin

 $ 25,000

Southwest Consulting Services Ltd.

$250,000

Juan Gao

 $ 25,000

Fengqin Qian

 $ 25,000

Quishi Chen

 $ 25,000

Lan Zhang

 $ 25,000

Ping Zhou

 $ 25,000

Barbara Martin

 $ 20,000

Patrick Trammelle

 $ 20,000

In conjunction with the private placement, $65,500 was paid as a finder’s fee to a foreign company, Peter Swan Investment-Consulting, LTD, as a consulting fee and there were no other fees, commissions, or professional fees for services payable.  The placement was undertaken by the officers of the company.  The private placement of these securities was exempt from registration under pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The proceeds from these sales of unregistered securities were used to funding company operations.

Item 3.02.	Unregistered Sales of Securities.

See disclosure under Item 1.01 of this Report.

The private placement of the securities referenced under Item 1.01 of this Report is exempt from registration under the Securities Exchange Act of 1933, as amended (the “Act”), pursuant to Section 4(2) thereof.  The offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale and $65,500 was paid in finder’s fee consulting contracts.  The proceeds from these sales of unregistered securities will used to fund company operations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Securities Purchase Agreement, entered into by Bakken Resources, Inc. on March 18, 2011.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  March 24, 2011

 BAKKEN RESOURCES, INC.

By:

/s/ Val M. Holms

Val M. Holms

President & CEO